Exhibit 10.2

June 27, 2019

Bristow Group Inc. and

Bristow Holdings Company Ltd. III

2103 City West Blvd., 4th Floor

Houston, TX 77042

Attention: General Counsel

COMMITMENT LETTER

$150 million Superpriority Senior Secured Debtor-In-Possession Term Loan Credit Facility

Ladies and Gentlemen:

Each of the institutions identified on Schedule 1 hereto (each, a “Lender”) understands that BRISTOW GROUP INC. (“Holdings”) and BRISTOW HOLDINGS COMPANY LTD. III (together with Holdings, jointly and severally, “you” or the “Borrowers”) intend to enter into a $150 million Superpriority Senior Secured Debtor-In-Possession Term Loan Credit Facility (the “DIP Facility”) on the terms set forth in the DIP Facility Term Sheet attached as Exhibit A hereto and incorporated herein by this reference (the “Summary of Terms”), and each Lender is pleased to offer its several and not joint commitment to provide a portion of the principal amount of the DIP Facility set forth opposite its name on Schedule 1 hereto, upon and subject to the terms and conditions set forth in this letter (this “Commitment Letter”) and in the Summary of Terms. Subject to the penultimate paragraph to this Commitment Letter, this Commitment Letter amends, restates and supersedes in all respects the prior commitment letter dated May 10, 2019 governing the terms of the DIP Facility (the “Prior DIP Commitment Letter”) and upon the effectiveness of this Commitment Letter such Prior DIP Commitment Letter shall be of no further force or effect (other than the provisions of the Prior DIP Commitment Letter that expressly survive the termination of the Prior DIP Commitment Letter).

An administrative agent reasonably acceptable to the Required DIP Lenders (as defined in the Summary of Terms) will act as sole Administrative Agent for the DIP Facility (the “Administrative Agent”). No additional agents, co-agents or lenders will be appointed and no other titles will be awarded with respect to the DIP Facility without our prior written approval.

The commitment of each Lender hereunder is subject to the satisfaction of each of the following conditions precedent and those conditions precedent set forth or referred to in the Summary of Terms in a manner acceptable to the Required DIP Lenders (unless otherwise provided) (the “Conditions Precedent”): (a) no development or change occurring after the date hereof, and no information becoming known after the date hereof, that, in our judgment, results in or could reasonably be expected to result in a material adverse change in, or material deviation from, the Information (as hereinafter defined), including without limitation, a material change in the terms of the transactions contemplated hereby or in the legal, tax, accounting or financial aspects of such transactions, or in the post-transaction corporate and capitalization structure of the Borrowers and their subsidiaries contemplated in this Commitment Letter and in the Information; (b) the accuracy and completeness of all representations that you and your affiliates make to the Lenders and your compliance with the terms of this Commitment Letter (including the Summary of Terms); (c) the negotiation, execution and delivery of definitive documentation for the DIP Facility consistent with the Summary of Terms and otherwise satisfactory to the Required DIP Lenders; (d) with respect to the Secured DIP Lenders (as defined in the Restructuring Term Sheet), the funding, in full, of the Unsecured DIP Commitments (as defined in the Restructuring Term Sheet) and the execution of a Backstop Commitment Agreement by the Unsecured Backstop Parties with respect to not less than 100% of the Unsecured Rights

(as defined in the Restructuring Term Sheet); (e) with respect to the Unsecured DIP Lenders (as defined in the Restructuring Term Sheet), the funding, in full, of the Secured DIP Commitments (as defined in the Restructuring Term Sheet) and the execution of a Backstop Commitment Agreement by the Secured Backstop Parties with respect to not less than 100% of the Secured Rights (as defined in the Restructuring Term Sheet), (f) the New RSA shall not have been terminated or amended without the consent of the Required DIP Lenders; and (g) the payment of all fees set forth in the Summary of Terms that are due and payable on or before the date set forth for payment of such fees in the Summary of Terms; provided, however, that in the event that any Lender in a Supporting Class does not fund its portion of the DIP Facility for any reason, any other Lender in such Supporting Class shall have the right (but not the obligation) to provide funding for any such deficiency in the DIP Facility, as set forth in greater detail in the Restructuring Term Sheet; provided, further, that if no Lender in such Supporting Class agrees to fund such deficiency, then the opportunity shall be offered to the Lenders in the other Supporting Class; provided, further that in the event that no Lender agrees to fund such deficiency, the Company may terminate the New RSA (as defined below) and seek approval of the facility contemplated by the Prior DIP Commitment Letter.

In connection with the DIP Facility, you agree to provide and cause your advisors to provide the Lenders or their advisors upon request with all reasonably requested information and all evaluations prepared by you and your advisors, or on your behalf, relating to the transactions contemplated hereby (including the Projections (as hereinafter defined), the “Information”).

You represent, warrant and covenant that (a) all financial projections concerning the Borrowers and their subsidiaries that have been or are hereafter made available to the Lenders or their advisors by you or any of your representatives (or on your or their behalf) (the “Projections”) have been or will be prepared in good faith based upon reasonable assumptions and (b) all Information, other than Projections, which has been or is hereafter made available to the Lenders or their advisors by you or any of your representatives (or on your or their behalf) in connection with any aspect of the transactions contemplated hereby, as and when furnished, is and will be complete and correct in all material respects and does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary, in light of the circumstances under which they were made, to make the statements contained therein not misleading. If at any time prior to the termination of this Commitment Letter, any of the representations, warranties or covenants in the immediately preceding clause (b) would not be accurate and complete in any material respect if the Information or Projections were being furnished, and such representations and warranties were being made, at such time, you agree to promptly furnish us with further and supplemental Information and/or Projections so that the representations, warranties and covenants in the immediately preceding clause (b) remain accurate and complete in all material respects under those circumstances. In issuing this commitment with respect to the DIP Facility, the Lenders are and will be using and relying on the Information without independent verification thereof.

You acknowledge that (a) the Lenders and/or their advisors on your behalf will make available to the Lenders and/or receive Information and other confidential materials in connection with the DIP Facility and the Borrowers or their affiliates, or the respective securities of any of the foregoing and (b) each Lender has entered into a Confidentiality Agreement, including those dated as of May 21, 2019 (each, an “NDA”), with the Borrower on behalf of itself and its subsidiaries. Each Lender acknowledges and agrees that, to the extent such Information or other materials constitutes “Confidential Information” as defined in its NDA, it shall treat all such Information and other materials, including as to disclosure of such Information and other confidential materials, in accordance with its NDA and shall be bound by all obligations and restrictions imposed on it with respect to such “Confidential Information”.

By executing this Commitment Letter, you agree to reimburse the Lenders from time to time on demand for all reasonable and documented out-of-pocket fees and expenses (including, but not limited to, the reasonable fees, disbursements and other charges of (i) Davis Polk & Wardwell LLP, as counsel to certain

2

of the Lenders, (ii) Kirkland & Ellis LLP, as counsel to certain of the Lenders, (iii) counsel to the Administrative Agent, (iv) each aviation, special and local counsel to the Lenders retained by the Lenders or the Administrative Agent in all applicable jurisdictions, including, without limitation, Haynes and Boone, LLP and Daugherty, Fowler, Peregrin, Haught & Jenson, (v) PJT Partners LP, as financial advisor to certain of the Lenders, and (vi) Ducera Partners LLC, as financial advisor to certain of the Lenders) incurred in connection with the DIP Facility, the preparation of the definitive documentation therefor and the other transactions contemplated hereby and thereby. You acknowledge that we may receive a benefit, including without limitation, a discount, credit or other accommodation, from any of such counsel based on the fees such counsel may receive on account of their relationship with us including, without limitation, fees paid pursuant hereto.

You agree to indemnify and hold harmless each Lender and each of their affiliates and their respective officers, directors, employees, agents, accountants, attorneys, advisors and other representatives (each, a “Representative”) and any Representative of such Representatives (each, an “Indemnified Party”) from and against (and will reimburse each Indemnified Party as the same are incurred for) any and all claims, damages, losses, liabilities and expenses (including, without limitation, the reasonable fees, disbursements and other charges of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including, without limitation, in connection with any investigation, litigation or proceeding or preparation of a defense in connection therewith) (a) any matters contemplated by this Commitment Letter or any related transaction or (b) the DIP Facility and any other financings, or any use made or proposed to be made with the proceeds thereof IN ALL CASES, WHETHER OR NOT CAUSED OR ARISING, IN WHOLE OR IN PART, OUT OF THE COMPARATIVE, CONTRIBUTORY OR SOLE NEGLIGENCE OF THE INDEMNIFIED PARTY, except to the extent such claim, damage, loss, liability or expense is found in a final, nonappealable judgment by a court of competent jurisdiction to have resulted from (y) such Indemnified Party’s gross negligence or willful misconduct or (z) such Indemnified Party’s material breach of its obligations under this Commitment Letter. In the case of an investigation, litigation or proceeding to which the indemnity in this paragraph applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by you, your equityholders or creditors or an Indemnified Party, whether or not an Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated. You also agree that no Indemnified Party shall have any liability (whether direct or indirect, in contract or tort or otherwise) to you or your subsidiaries or affiliates or to your or their respective equity holders or creditors arising out of, related to or in connection with any aspect of the transactions contemplated hereby, except to the extent of direct, as opposed to special, indirect, consequential or punitive, damages determined in a final, nonappealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party’s gross negligence or willful misconduct. Notwithstanding any other provision of this Commitment Letter, no Indemnified Party shall be liable for any damages arising from the use by others of information or other materials obtained through electronic telecommunications or other information transmission systems, other than for direct or actual damages resulting from the gross negligence or willful misconduct of such Indemnified Party as determined by a final and nonappealable judgment of a court of competent jurisdiction.

This Commitment Letter and the contents hereof are confidential and, except for disclosure hereof or thereof on a confidential basis to your accountants, attorneys and other professional advisors retained by you in connection with the DIP Facility or as otherwise required by law, may not be disclosed by you in whole or in part to any person or entity without our prior written consent; provided, however, it is understood and agreed that you may disclose this Commitment Letter (including the Summary of Terms) but not the fees contained in the Summary of Terms after your acceptance of this Commitment Letter, in filings with the Securities and Exchange Commission and other applicable regulatory authorities and stock exchanges. Notwithstanding anything to the contrary in the foregoing, you shall be permitted to publicly disclose this Commitment Letter to the extent necessary to obtain approval of the United States Bankruptcy

3

Court for the Southern District of Texas (the “Bankruptcy Court”) for the DIP Facility; provided that, to the extent any such disclosure of the fees set forth in the Summary of Terms is necessary to obtain Bankruptcy Court approval, such disclosure shall be made via a filing under seal and, to the extent required, by providing an unredacted copy thereof directly to the Bankruptcy Court. The Lenders hereby notify you that pursuant to the requirements of the USA PATRIOT Act, Title III of Pub. L. 107-56 (signed into law October 26, 2001) (the “Act”), each of them is required to obtain, verify and record information that identifies you, which information includes your name and address and other information that will allow the Lenders, as applicable, to identify you in accordance with the Act. The Borrowers or any of their subsidiaries or any of their respective obligations, in each case, who agree to be bound by the terms of this paragraph (or language substantially similar to this paragraph or as otherwise reasonably acceptable to you and the Lenders). Except with respect to the prohibition on disclosure of the fees set forth in the Summary of Terms, this paragraph shall terminate on the first anniversary of the date hereof.

You acknowledge that any Lender or its affiliates may be providing financing or other services to parties whose interests may conflict with yours. The Lenders agree that they will not furnish confidential information obtained from you to any of their other customers and that they will treat confidential information relating to you and your affiliates with the same degree of care as they treat their own confidential information. The Lenders further advise you that they will not make available to you confidential information that they have obtained or may obtain from any other customer. In connection with the services and transactions contemplated hereby, you agree that, subject to the NDA, the Lenders are permitted to access, use and share with any of their affiliates, agents, advisors (legal or otherwise) or representatives any information concerning you or any of your affiliates that is or may come into the possession of any Lender or any of its affiliates.

In connection with all aspects of each transaction contemplated by this Commitment Letter, you acknowledge and agree, and acknowledge your affiliates’ understanding, that: (a) (i) the transactions and commitments described herein regarding the DIP Facility are arm’s-length commercial transactions between you and your affiliates, on the one hand, and each Lender, on the other hand, (ii) you have consulted your own legal, accounting, regulatory and tax advisors to the extent you have deemed appropriate, and (iii) you are capable of evaluating, and understand and accept, the terms, risks and conditions of the transactions contemplated hereby; (b) (i) each Lender has been, is, and will be acting solely as a principal and, except as otherwise expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for you, any of your affiliates or any other person or entity and (ii) no Lender has any obligation to you or your affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein; and (c) the Lenders and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from yours and those of your affiliates, and the Lenders have no obligation to disclose any of such interests to you or your affiliates. To the fullest extent permitted by law, you hereby waive and release any claims that you may have against any Lender or its affiliates with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated by this Commitment Letter.

This Commitment Letter (including the Summary of Terms) shall be governed by, and construed in accordance with, the laws of the State of New York. Each Lender and you hereby irrevocably waives any and all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Commitment Letter (including the Summary of Terms), the transactions contemplated hereby and thereby or the actions of the Lenders in the negotiation, performance or enforcement hereof. Each Lender and you hereby irrevocably and unconditionally submit to the exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in the Borough of Manhattan in New York City in respect of any suit, action or proceeding arising out of or relating to the provisions of this Commitment Letter (including the Summary of Terms) and the

4

transactions contemplated hereby and thereby and irrevocably agrees that all claims in respect of any such suit, action or proceeding may be heard and determined in any such court. Nothing in this Commitment Letter or the Summary of Terms shall affect any right that a Lender or any affiliate thereof may otherwise have to bring any claim, action or proceeding relating to this Commitment Letter (including the Summary of Terms) and/or the transactions contemplated hereby and thereby in any court of competent jurisdiction to the extent necessary or required as a matter of law to assert such claim, action or proceeding against any assets of the Borrowers or any of their subsidiaries or enforce any judgment arising out of any such claim, action or proceeding. Each Lender and you agree that service of any process, summons, notice or document by registered mail addressed to you shall be effective service of process against you for any suit, action or proceeding relating to any such dispute. Each Lender and you waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceedings brought in any such court, and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. A final judgment in any such suit, action or proceeding brought in any such court may be enforced in any other courts to whose jurisdiction you are or may be subject by suit upon judgment. Notwithstanding the foregoing, until entry of a final decree in each of the Chapter 11 Cases (as defined in the Summary of Terms), each of the parties hereto agrees that the Bankruptcy Court shall have exclusive jurisdiction of all matters arising out of, or in connection with, this Commitment Letter.

The provisions of the immediately preceding six paragraphs shall remain in full force and effect regardless of whether any definitive documentation for the DIP Facility shall be executed and delivered, and notwithstanding the termination of this Commitment Letter or any commitment or undertaking of any Lender hereunder; provided your obligations under this Commitment Letter (other than your obligations with respect to (a) the provision of information and representations with respect thereto and (b) confidentiality) shall automatically terminate and be superseded, to the extent comparable, by the provisions of the definitive documentation for the DIP Facility.

Solely to the extent a Lender is an EEA Financial Institution (as defined in Annex I), the parties hereto acknowledge and consent to the provisions attached hereto as Annex I, which are part of this Commitment Letter.

This Commitment Letter may be executed in counterparts which, taken together, shall constitute an original. Delivery of an executed counterpart of this Commitment Letter by telecopier or facsimile shall be effective as delivery of a manually executed counterpart thereof.

This Commitment Letter (including the Summary of Terms) and the New RSA (as defined in the Summary of Terms), embodies the entire agreement and understanding among the Lenders, you and your affiliates with respect to the DIP Facility and supersedes all prior agreements and understandings relating to the specific matters hereof. However, please note that the terms and conditions of the commitments of the Lenders and the undertakings of the Lenders hereunder are not limited to those set forth herein or in the Summary of Terms. Those matters that are not covered or made clear herein or in the Summary of Terms are subject to mutual agreement of the parties. This Commitment Letter is not assignable by the parties without the prior written consent of each other party and is intended to be solely for the benefit of the parties hereto and the Indemnified Parties; provided, however, the consent of the Borrower shall not be required for a Lender to assign this Commitment Letter to another Lender, an affiliate of a Lender, or a fund engaged in investing in commercial loans that is advised or managed by such a Lender or the advisor or manager of such Lender.

This Commitment Letter and all commitments and undertakings of each Lender hereunder will expire at 5:00 p.m. (New York time) on June 28, 2019 unless you execute this Commitment Letter and return them to us prior to that time (which may be by facsimile transmission), whereupon this Commitment Letter

5

(including the Summary of Terms) (which may be signed in one or more counterparts) shall become binding agreements; provided that, with respect to any Lender, the Commitment Letter and all commitments and understandings of such Lender will terminate if such Lender shall not have executed the Backstop Commitment Agreement. Thereafter, all commitments and undertakings of each Lender hereunder will expire on August 9, 2019, unless on or prior to such date a final order approving the DIP Facility in form and substance satisfactory to the Required DIP Lenders (the “DIP Order”) is entered by the Bankruptcy Court and definitive documentation for the DIP Facility is executed and delivered prior to such date.. Notwithstanding anything to the contrary herein, if the New RSA is terminated in accordance with its terms prior to the effectiveness of the definitive documentation for the DIP Facility, the Prior DIP Commitment Letter, the commitments thereunder and the Prior DIP Term Sheet (as defined in the Summary of Terms) shall be deemed to be effective and this Commitment Letter and Summary of Terms shall be of no further force or effect (other than this provision and any other provision of the Commitment Letter that expressly survives the termination of this Commitment Letter).

THIS WRITTEN AGREEMENT (WHICH INCLUDES THE SUMMARY OF TERMS) AND THE NEW RSA REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

6

We are pleased to have the opportunity to work with you in connection with this important financing.

Very truly yours,

DWV Maples Investments II, Ltd

By:	/s/ Houdin Honarvar
	Name:	Houdin Honarvar
	Title:	Director

[SIGNATURE PAGE TO DIP COMMITMENT LETTER]

We are pleased to have the opportunity to work with you in connection with this important financing.

Very truly yours,

HIGHBRIDGE MSF INTERNATIONAL LTD.

By: Highbridge Capital Management, LLC, as Trading Manager

By:	/s/ Jason Hempel
	Name:	Jason Hempel
	Title:	Managing Director

[SIGNATURE PAGE TO DIP COMMITMENT LETTER]

We are pleased to have the opportunity to work with you in connection with this important financing.

Very truly yours,

1992 TACTICAL CREDIT MASTER FUND, L.P.

By: Highbridge Capital Management, LLC, as Trading Manager

By:	/s/ Jason Hempel
	Name:	Jason Hempel
	Title:	Managing Director

[SIGNATURE PAGE TO DIP COMMITMENT LETTER]

We are pleased to have the opportunity to work with you in connection with this important financing.

Very truly yours,

HIGHBRIDGE SCF SPECIAL SITUATIONS SPV, L.P.

By: Highbridge Capital Management, LLC, as Trading Manager

By:	/s/ Jason Hempel
	Name:	Jason Hempel
	Title:	Managing Director

[SIGNATURE PAGE TO DIP COMMITMENT LETTER]

We are pleased to have the opportunity to work with you in connection with this important financing.

Very truly yours,

OAK HILL ADVISORS, L.P., on behalf of certain investment funds and separate accounts that it manages

By:	/s/ Gregory S. Rubin
	Name:	Gregory S. Rubin
	Title:	Authorized Signatory

[SIGNATURE PAGE TO DIP COMMITMENT LETTER]

We are pleased to have the opportunity to work with you in connection with this important financing.

Very truly yours,

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Phillip Waldier
	Name:	Phillip Waldier
	Title:	Authorized Signatory

[SIGNATURE PAGE TO DIP COMMITMENT LETTER]

We are pleased to have the opportunity to work with you in connection with this important financing.

Very truly yours,

Whitebox Multi-Strategy Partners, L.P.

By: Whitebox Advisors LLC its investment manager

By:	/s/ Luke Harris
	Name:	Luke Harris
	Title:	Deputy General Counsel

[SIGNATURE PAGE TO DIP COMMITMENT LETTER]

We are pleased to have the opportunity to work with you in connection with this important financing.

Very truly yours,

Whitebox Asymmetric Partners, L.P.
By: Whitebox Advisors LLC its investment manager

By:	/s/ Luke Harris
	Name:	Luke Harris
	Title:	Deputy General Counsel

[SIGNATURE PAGE TO DIP COMMITMENT LETTER]

We are pleased to have the opportunity to work with you in connection with this important financing.

Very truly yours,

Whitebox Caja Blanca Fund, LP
By: Whitebox Caja Blanca GP LLC its general partner
By: Whitebox Advisors LLC its investment manager

By:	/s/ Luke Harris
	Name:	Luke Harris
	Title:	Deputy General Counsel

[SIGNATURE PAGE TO DIP COMMITMENT LETTER]

We are pleased to have the opportunity to work with you in connection with this important financing.

Very truly yours,

Whitebox Relative Value Partners, L.P.
By: Whitebox Advisors LLC its investment manager

By:	/s/ Luke Harris
	Name:	Luke Harris
	Title:	Deputy General Counsel

[SIGNATURE PAGE TO DIP COMMITMENT LETTER]

We are pleased to have the opportunity to work with you in connection with this important financing.

Very truly yours,

Whitebox Credit Partners, L.P.
By: Whitebox Advisors LLC its investment manager

By:	/s/ Luke Harris
	Name:	Luke Harris
	Title:	Deputy General Counsel

[SIGNATURE PAGE TO DIP COMMITMENT LETTER]

We are pleased to have the opportunity to work with you in connection with this important financing.

Very truly yours,

Pandora Select Partners, L.P.
By: Whitebox Advisors LLC its investment manager

By:	/s/ Luke Harris
	Name:	Luke Harris
	Title:	Deputy General Counsel

[SIGNATURE PAGE TO DIP COMMITMENT LETTER]

We are pleased to have the opportunity to work with you in connection with this important financing.

Very truly yours,

Whitebox GT Fund, LP
By: Whitebox Advisors LLC its investment manager

By:	/s/ Luke Harris
	Name:	Luke Harris
	Title:	Deputy General Counsel

[SIGNATURE PAGE TO DIP COMMITMENT LETTER]

We are pleased to have the opportunity to work with you in connection with this important financing.

Very truly yours,

Bain Capital Credit Managed Account (CalPERS), L.P.
By: Bain Capital Credit Managed Account Investors (CalPERS), L.P., its general partner
By: Bain Capital Credit Member, LLC,
its general partner

By:	/s/ Sally Fassler Dornaus
Name:	Sally Fassler Dornaus
Title:	Managing Director Chief Financial Officer

[SIGNATURE PAGE TO DIP COMMITMENT LETTER]

We are pleased to have the opportunity to work with you in connection with this important financing.

Very truly yours,

Bain Capital Credit Managed Account (FSS), L.P.
By: Bain Capital Credit Managed Account Investors (FSS), L.P., its general partner
By: Bain Capital Credit Member, LLC,
its general partner

By:	/s/ Sally Fassler Dornaus
Name:	Sally Fassler Dornaus
Title:	Managing Director Chief Financial Officer

[SIGNATURE PAGE TO DIP COMMITMENT LETTER]

We are pleased to have the opportunity to work with you in connection with this important financing.

Very truly yours,

Bain Capital Credit Managed Account (PSERS), L.P.
By: Bain Capital Credit Managed Account Investors, LLC, its general partner
By: Bain Capital Credit Member, LLC,
its manager

By:	/s/ Sally Fassler Dornaus
Name:	Sally Fassler Dornaus
Title:	Managing Director Chief Financial Officer

[SIGNATURE PAGE TO DIP COMMITMENT LETTER]

We are pleased to have the opportunity to work with you in connection with this important financing.

Very truly yours,

Bain Capital Credit Rio Grande FMC, L.P.
By: Bain Capital Credit Managed Account Investors (NMSIC), L.P., its general partner
By: Bain Capital Credit Member, LLC,
its general partner

By:	/s/ Sally Fassler Dornaus
Name:	Sally Fassler Dornaus
Title:	Managing Director Chief Financial Officer

[SIGNATURE PAGE TO DIP COMMITMENT LETTER]

We are pleased to have the opportunity to work with you in connection with this important financing.

Very truly yours,

Future Fund Board of Guardians
By: Bain Capital Credit, LP,
as Investment Manager

By:	/s/ Sally Fassler Dornaus
Name:	Sally Fassler Dornaus
Title:	Managing Director Chief Financial Officer

[SIGNATURE PAGE TO DIP COMMITMENT LETTER]

We are pleased to have the opportunity to work with you in connection with this important financing.

Very truly yours,

Los Angeles County Employees Retirement Association
By: Bain Capital Credit, LP, as Manager

By:	/s/ Sally Fassler Dornaus
Name:	Sally Fassler Dornaus
Title:	Managing Director Chief Financial Officer

[SIGNATURE PAGE TO DIP COMMITMENT LETTER]

We are pleased to have the opportunity to work with you in connection with this important financing.

Very truly yours,

Bain Capital Distressed and Special Situations 2013 (AIV II Master), L.P.
By: Bain Capital Distressed and Special Situations 2013 Investors (A2), L.P.,
its general partner
By: Bain Capital Credit Member II, Ltd.,
its general partner

By:	/s/ Sally Fassler Dornaus
Name:	Sally Fassler Dornaus
Title:	Managing Director Chief Financial Officer

[SIGNATURE PAGE TO DIP COMMITMENT LETTER]

We are pleased to have the opportunity to work with you in connection with this important financing.

Very truly yours,

Bain Capital Distressed and Special Situations 2013 (A), L.P.
By: Bain Capital Distressed and Special Situations 2013 Investors (A), L.P.,
its general partner
By: Bain Capital Credit Member, LLC,
its general partner

By:	/s/ Sally Fassler Dornaus
Name:	Sally Fassler Dornaus
Title:	Managing Director Chief Financial Officer

[SIGNATURE PAGE TO DIP COMMITMENT LETTER]

We are pleased to have the opportunity to work with you in connection with this important financing.

Very truly yours,

Bain Capital Distressed and Special Situations 2016 (B Master), L.P.
By: Bain Capital Distressed and Special Situations 2016 Investors (B), L.P.,
its general partner
By: Bain Capital Credit Member, LLC,
its general partner

By:	/s/ Sally Fassler Dornaus
Name:	Sally Fassler Dornaus
Title:	Managing Director Chief Financial Officer

[SIGNATURE PAGE TO DIP COMMITMENT LETTER]

We are pleased to have the opportunity to work with you in connection with this important financing.

Very truly yours,

Bain Capital Distressed and Special Situations 2016 (EU Master), L.P.
By: Bain Capital Distressed and Special Situations 2016 Investors (EU), L.P.,
its general partner
By: Bain Capital Credit Member III Sarl,
its managing general partner

By:	/s/ Sally Fassler Dornaus
Name:	Sally Fassler Dornaus
Title:	Managing Director Chief Financial Officer

[SIGNATURE PAGE TO DIP COMMITMENT LETTER]

We are pleased to have the opportunity to work with you in connection with this important financing.

Very truly yours,

Bain Capital Distressed and Special Situations 2016 (F), L.P.
By: Bain Capital Distressed and Special Situations 2016 Investors (F), L.P.,
its general partner
By: Bain Capital Credit Member, LLC,
its general partner

By:	/s/ Sally Fassler Dornaus
Name:	Sally Fassler Dornaus
Title:	Managing Director Chief Financial Officer

[SIGNATURE PAGE TO DIP COMMITMENT LETTER]

We are pleased to have the opportunity to work with you in connection with this important financing.

Very truly yours,

Bain Capital Distressed and Special Situations 2016 (G), L.P.
By: Bain Capital Distressed and Special Situations 2016 Investors (G), L.P.,
its general partner
By: Bain Capital Credit Member, LLC,
its general partner

By:	/s/ Sally Fassler Dornaus
Name:	Sally Fassler Dornaus
Title:	Managing Director Chief Financial Officer

[SIGNATURE PAGE TO DIP COMMITMENT LETTER]

We are pleased to have the opportunity to work with you in connection with this important financing.

Very truly yours,

Cove Key Master Fund LP

By:	/s/ Jeff Coviello
Name:	Jeff Coviello
Title:	Managing Member

[SIGNATURE PAGE TO DIP COMMITMENT LETTER]

We are pleased to have the opportunity to work with you in connection with this important financing.

Very truly yours,

Empyrean Investments, LLC

By:	/s/ C. Martin Meekins
Name:	C. Martin Meekins
Title:	Authorized Person

[SIGNATURE PAGE TO DIP COMMITMENT LETTER]

We are pleased to have the opportunity to work with you in connection with this important financing.

Very truly yours,

Sola Ltd

By:	/s/ C.J. Lanktree
Name:	C.J. Lanktree
Title:	Partner/Portfolio Manager

[SIGNATURE PAGE TO DIP COMMITMENT LETTER]

We are pleased to have the opportunity to work with you in connection with this important financing.

Very truly yours,

Solus Long-Term Opportunities Fund Master LP

By:	/s/ C.J. Lanktree
Name:	C.J. Lanktree
Title:	Partner/Portfolio Manager

[SIGNATURE PAGE TO DIP COMMITMENT LETTER]

We are pleased to have the opportunity to work with you in connection with this important financing.

Very truly yours,

Solus Opportunities Fund 5 LP

By:	/s/ C.J. Lanktree
Name:	C.J. Lanktree
Title:	Partner/Portfolio Manager

[SIGNATURE PAGE TO DIP COMMITMENT LETTER]

We are pleased to have the opportunity to work with you in connection with this important financing.

Very truly yours,

South Dakota Retirement System

By:	/s/ Matthew L. Clark
Name:	Matthew L. Clark
Title:	State Investment Officer

[SIGNATURE PAGE TO DIP COMMITMENT LETTER]

ACCEPTED AND AGREED TO
AS OF THE DATE FIRST ABOVE WRITTEN:

BRISTOW GROUP INC.

By:	/s/ L. Don Miller
Name:	L. Don Miller
Title:	President and Chief Executive Officer

BRISTOW HOLDINGS COMPANY LTD. III

By:	/s/ Geoffrey L. Carpenter
Name:	Geoffrey L. Carpenter
Title:	Vice President and Treasurer

[SIGNATURE PAGE TO DIP COMMITMENT LETTER]

SCHEDULE 1

LENDERS AND COMMITMENTS

[Schedule of Lender Commitments on file with the Lenders’ advisors.]

EXHIBIT A

DIP FACILITY TERM SHEET

[ATTACHED]

DIP FACILITY TERM SHEET

This Summary of Proposed Material Terms and Conditions (this “DIP Term Sheet”), dated as of June 26, 2019, sets forth certain terms of the DIP Facility (as defined below) proposed to be provided, subject to the conditions set forth below, by the DIP Lenders (as defined below) to Bristow Group Inc. and Bristow Holdings Company Ltd. III. Those entities that have filed cases under chapter 11 of the Bankruptcy Code, which cases are pending before the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”) under the caption In re Bristow Group Inc., et al. (DRJ), are referred to, collectively, as the “Debtors” and, such cases, the “Chapter 11 Cases”. This DIP Term Sheet does not constitute a commitment, a contract to provide a commitment, an offer to sell, any solicitation to enter into any transaction, or any agreement by the DIP Lenders to provide the financing described herein.

This DIP Term Sheet amends and supersedes in all respects the prior term sheet dated May 10, 2019 governing the terms of the DIP Facility (the “Prior DIP Term Sheet”).

This DIP Term Sheet does not attempt to describe all of the terms, conditions, and requirements that would pertain to the financing described herein, but rather is intended to be a summary outline of certain basic items, which shall be set forth in final documentation, which documentation shall be acceptable in all respects to the DIP Agent and the Required DIP Lenders (each as defined below) in their sole discretion. All capitalized terms not defined herein shall have the meaning ascribed to them in the commitment letter to which this DIP Term Sheet is attached (the “DIP Commitment Letter”), the New RSA or the Restructuring Term Sheet, as applicable.

Facility

The facility will be a senior, secured super priority, priming debtor-in-possession credit facility (the “DIP Facility”; the loans thereunder, the “DIP Loans”) in the aggregate principal amount of up to $150 million (including any oversubscription amounts with respect thereto, the “Total DIP Commitment”).

The Total DIP Commitment will be available upon entry of the DIP Order (as defined below) and will be available in a single drawing in the amount of the Total DIP Commitment, which such drawing shall be made within 3 business days following entry of the DIP Order. The Total DIP Commitment shall terminate immediately and automatically upon such drawing.

DIP Lenders	(i) The members of the Secured Notes Ad Hoc Group (such members, prior to the funding of the DIP Facility, in their capacity as signatories to the DIP Commitment Letter and, following the funding of the DIP Facility, in their capacity as lenders under the DIP Facility, the “Secured DIP Lenders”) and (ii) the members of the Unsecured Notes Ad Hoc Group and certain other holders of the Convertible Notes to the extent consented to by the Required Supporting Unsecured Noteholders (such members and other holders, prior to the funding of the DIP Facility, in their capacity as signatories to the DIP Commitment Letter and, following the funding of the DIP Facility, in their capacity as lenders under the DIP Facility, the “Unsecured DIP Lenders” and, together with the Secured DIP Lenders, the “DIP Lenders”), in each case that have agreed to provide the DIP Facility on the terms and conditions set forth herein and in the DIP Commitment Letter. The “Required DIP Lenders” shall mean, at any time, two or more, unaffiliated DIP Lenders holding greater than 66 and 2/3% of (a) prior to the funding of the DIP Facility, the Total DIP Commitment, and (b) following the funding of the DIP Facility, the aggregated outstanding DIP Loans. The “Supermajority DIP Lenders” shall mean, at any time, two or more, unaffiliated DIP Lenders holding greater than 75% of (a) prior to the funding of the DIP Facility, the Total DIP Commitment, and (b) following the funding of the DIP Facility, the aggregated outstanding DIP Loans.

The DIP Loans shall be funded 50% by the Secured DIP Lenders and 50% by the Unsecured DIP Lenders, subject to the terms and conditions set forth in this DIP Term Sheet and in the DIP Commitment Letter; provided, that in the event that any DIP Lender does not fund its portion of the DIP Facility for any reason, any other DIP Lender shall have the right (but not the obligation) to provide funding for any such deficiency in the DIP Facility, as set forth in greater detail in the Restructuring Term Sheet; provided, further, that the right to fund any such deficiency shall be offered first to other DIP Lenders within the same Supporting Class (as defined in the New RSA) before being offered to DIP Lenders of the other Supporting Class.

DIP Agent	The administrative agent and collateral agent for the DIP Facility (the “DIP Agent”) will be selected by the Required DIP Lenders.

Borrowers	Bristow Group Inc. (“Bristow Parent”) and Bristow Holdings Company Ltd. III (together with Bristow Parent, the “Borrowers” and, collectively with the Guarantors, the “Obligors” and, collectively with all direct and indirect subsidiaries of Bristow Parent, the “Company”).

Guarantors	Each of the subsidiaries of Bristow Parent that is listed on Schedule 1 hereto.

Term	The DIP Facility will mature on the earliest of (i) the effective date of any chapter 11 plan for any of the Debtors, (ii) as directed by the Required DIP Lenders following and during the continuation of any Event of Default (as defined below) under the DIP Facility and (iii) one year following entry of the DIP Order (the first of the foregoing to occur, the “DIP Maturity Date”).

Interest Rate	LIBOR + 6% per annum paid in cash, monthly in arrears.

Default Interest Rate	2% in excess of the Interest Rate, paid in cash.

Fees

Commitment Fee of 2% (based on the Total DIP Commitment), which shall be fully earned and due and payable to the DIP Lenders by the Borrowers upon entry of the DIP Order; provided, however, that the Commitment Fee shall be reduced, without duplication, dollar for dollar by the amount of any commitment fee previously paid to the DIP Lenders that are members of the Secured Notes Ad Hoc Group pursuant to the Prior DIP Term Sheet, and such reduction shall be applied to such DIP Lenders that previously received a commitment fee.

In addition, the Borrowers shall pay to the DIP Lenders an exit fee equal to 1% of the aggregate principal amount of any DIP Loan repaid or prepaid or that remain outstanding on the DIP Maturity Date, such fee to be fully earned on the closing of the DIP Facility and due and payable on each prepayment or repayment date on the portion of DIP Loans so prepaid or repaid, or on the DIP Maturity Date, as applicable.

Use of Proceeds

The proceeds of the DIP Facility shall be used by the Company in accordance with the Semi-Annual Cash Flow Forecast (as defined below) to provide working capital to the Company, fund the costs of the administration of the Debtors’ bankruptcy cases and the consummation of the restructuring as provided in the Plan, which shall provide for the treatment of the DIP Facility as set forth in this Term Sheet or otherwise as agreed upon by the Debtors and the Required DIP Lenders, in their reasonable discretion.

Approximately $75 million of the DIP Facility will be used, promptly after the funding thereof, to pay down the outstanding Secured Notes; provided that such pay down shall pay on a dollar-for-dollar basis amounts outstanding (including principal, pre- and post-petition accrued and unpaid interest and all other amounts owed, with the exception of any make-whole or prepayment premium) under the Secured Notes.

Mandatory Prepayments	The DIP Loans shall be subject to mandatory prepayments upon certain events to be agreed between the Borrowers and the Required DIP Lenders (including without limitation (a) with the net cash proceeds in excess of $2,000,000 from sales or other dispositions of any assets of Bristow Parent or any of its subsidiaries (other than certain Permitted Asset Sales to be defined in a manner consistent with the credit agreement governing the Prepetition Term Loan), (b) insurance and condemnation proceeds in respect of DIP Collateral

(with customary reinvestment periods) and (c) upon the incurrence of indebtedness not permitted by the DIP Loan Documents (as defined below)). Notwithstanding the foregoing, each DIP Lender that has executed the Backstop Commitment Agreement shall have the right to decline its allocated portion of any voluntary or mandatory prepayment). For the avoidance of doubt, (i) the Debtors may, in their sole discretion, prepay (without penalty) and replace the portion of the DIP Loan held by any DIP Lender that does not execute and perform under the Backstop Commitment Agreement, and (ii) the Secured DIP Lenders and the Unsecured DIP Lenders that have executed the Backstop Commitment Agreement may agree to replace the portion of the DIP Loan held by any DIP Lender that does not execute and perform under the Backstop Commitment Agreement, as set forth in greater detail in the Restructuring Term Sheet; provided that, in any case, the right to provide any such replacement of any DIP Lender’s portion of DIP Loans shall be offered first to other DIP Lenders within the same Supporting Class before being offered to DIP Lenders of the other Supporting Class.

Conversion/Payment upon Exit

Upon the Effective Date, all outstanding DIP Facility claims (including, without limitation, all accrued interest, fees, expenses and other amounts) held by each DIP Lender shall be satisfied and discharged in full in exchange for an agreed-upon percentage (which agreement shall be as set forth in the restructuring term sheet (as the same may be amended or modified in accordance with its terms, the “Restructuring Term Sheet”) attached to the amended and restated restructuring support agreement dated June 26, 2019 (the “New RSA”) unless the New RSA is no longer in effect) of the equity of Bristow Parent (the “Equity Conversion”) at an agreed-upon discount (which discount shall be the discount set forth in the Restructuring Term Sheet unless the New RSA is no longer in effect) to the equity value (which equity value shall be the equity value set forth in the Restructuring Term Sheet unless the New RSA is no longer in effect), which exchange ratio, discount and equity value shall be acceptable to the Required DIP Lenders.

The Equitization Consent Fee (as defined in the Restructuring Term Sheet) shall be payable to each DIP Lender that executes the Backstop Commitment Agreement and shall be fully earned upon the Bankruptcy Court’s entry of the DIP Order and payable upon the earlier of the DIP Maturity Date and the termination of the New RSA; provided that, if the maturity of the DIP Facility is accelerated prior to the effective date of the Plan, the Equitization Consent Fee shall be payable to each such DIP Lender in cash in an amount equal to 5% of the amount of the funded DIP Facility within three (3) business days following such acceleration; provided, further, that no Equitization Consent Fee shall be due or payable to any DIP Lenders if the New RSA is terminated as the result of a failure by the Supporting Noteholders to execute the Backstop Commitment Agreement with respect to 100% of the Backstop Commitments; and provided, further, that no Equitization Consent Fee shall be due or payable to any DIP Lender if (i) such DIP Lender does not fund its commitments under the DIP Commitment Letter or does not execute, and fund its commitments under, the Backstop Commitment Agreement, (ii) there is a default under the Backstop Commitment Agreement or (iii) such other DIP Lender otherwise breaches or causes a default under the New RSA, in each case in the foregoing clause (i), (ii) and (iii), which breach or default results in the termination of the New RSA.

DIP Collateral

The DIP Facility will be granted:

(a)   By the consent of the lenders thereto (which, for the avoidance of doubt, shall be deemed withdrawn and not provided if the New RSA is terminated), first priority priming senior liens on the Prepetition Term Loan Collateral, the collateral securing the Secured Notes, in each case to the extent held by a Debtor Obligor;

(b)   First priority senior liens on all other present and after-acquired unencumbered property or other property otherwise not subject to validly perfected liens (whether tangible, intangible, real, personal or mixed and wherever located) of the Debtor Obligors, including without limitation proceeds of avoidance actions and the DIP Loan Disbursement Account (as defined below);

(c)   Junior liens on (i) all Prepetition Term Loan Collateral held by a non-Debtor Obligor and (ii) all collateral that is subject to validly perfected liens as of the date of filing of the Chapter 11 Cases permitted under the Prepetition Term Loan and the Secured Notes, including collateral securing the equipment financing facilities other than the Bristow U.S. Leasing LLC (“BULL”) equipment financing facility (collectively with the collateral set forth in subclause (i) and clauses (a) and (b) above, the “DIP Collateral”); and

(d)   Superpriority administrative expense claims against all Debtors, subject to the Carve-Out (the “DIP Superpriority Claims”).

Notwithstanding the foregoing, the DIP Facility shall be subject to the Carve-Out (as defined below) in all respects; and the liens on the DIP Collateral shall be junior and subordinate to the Carve-Out. Equipment Facility Lenders means Lombard plc, PK Air Finance, and Macquarie.

All of the liens securing the DIP Facility described herein shall, to the fullest extent permitted by applicable law and bankruptcy jurisdiction, be effective and perfected upon entry of the DIP Order (except as expressly provided herein) and without the necessity of the execution of mortgages, security agreements, pledge agreements, financing statements or other agreements.

Notwithstanding the foregoing, the Company shall take all actions necessary, desirable and/or requested by the DIP Agent or DIP Lenders to create and perfect all liens in the collateral securing the DIP Facility in each jurisdiction in which the DIP Order is not applicable, subject to the Documentation Principles.

In addition, with respect to the DIP Facility, the DIP Order will provide for waivers of section 506(c), section 552(b)’s equities of the case exception, and any right to apply the equitable doctrine of marshaling, among other customary terms and provisions.

Adequate Protection	As adequate protection for the holders of the Secured Notes and the Prepetition Term Lenders during the bankruptcy proceedings (in addition to, and not in limitation of, the adequate protection provided under the Final Cash Collateral Order), under the DIP Order the Company will provide an adequate protection package equivalent to that set forth in the Final Cash Collateral Order attached as Exhibit B to the Restructuring Term Sheet.

DIP Loan Disbursement Account

The DIP Loan Documents shall provide that the Borrowers shall create one or more newly formed accounts maintained in a financial institution acceptable to the Required DIP Lenders (the “DIP Loan Disbursement Account”) owned by Bristow Parent, and subject to a deposit account control agreement (in form and substance satisfactory to the Required DIP Lenders and the DIP Agent), which shall provide, inter alia, that the DIP Agent shall have immediate and sole control over the account (including disbursements therefrom); it being understood that no disbursements therefrom shall be permitted except pursuant to the DIP Order.

The disbursements from the DIP Loan Disbursement Account shall only be made in compliance with the Semi-Annual Cash Flow Forecast for such uses as are specified herein. The Bankruptcy Court shall have approved a final cash management order on or prior to the date of entry of the DIP Order, which shall be in form and substance acceptable to the Required DIP Lenders (the “Interim Cash Management Order” and the “Final Cash Management Order,” as applicable).

Semi-Annual Cash Flow Forecast	Shall mean the 26-week projected statement of sources and uses of cash for Bristow Parent and its subsidiaries on a consolidated basis, broken down by week, including the anticipated uses of the proceeds of the DIP Loan for each week during such period, in form and detail consistent with the semi-annual cash flow forecast delivered under the Prepetition Term Loan that complies with the definition of the “Cash Flow Forecast” under the credit agreement governing the DIP Facility (the “DIP Credit Agreement”) and is reasonably acceptable to the DIP Agent and the Required DIP Lenders (such forecast, as supplemented in accordance with the DIP Credit Agreement, the “Semi-Annual Cash Flow Forecast,” as applicable). The initial Semi-Annual Cash Flow Forecast shall be received and approved by the DIP Agent and the Required DIP Lenders on or before the funding of the DIP Facility. The Semi-Annual Cash Flow Forecast shall be considered acceptable for the foregoing purposes if it is consistent with the corresponding forecast then being delivered under the Prepetition Term Loan

Reporting

The Borrowers shall provide the DIP Agent, the DIP Lenders, the advisors to the Secured Notes Ad Hoc Group and the advisors to the Unsecured Notes Ad Hoc Group:

(a)   monthly unaudited consolidated financial statements (excluding cash flow statements) of Bristow Parent and its subsidiaries within 20 business days after the end of each fiscal month, commencing with the first full month in which the DIP Loan is funded, certified by Bristow Parent’s chief financial officer, chief accounting officer or treasurer;

(b)   quarterly unaudited consolidated financial statements of Bristow Parent and its domestic and foreign subsidiaries within 45 days of quarter-end for the first three fiscal quarters of the fiscal year, certified by Bristow Parent’s chief financial officer, chief accounting officer or treasurer;

(c)   annual audited consolidated financial statements of Bristow Parent and its subsidiaries (together with consolidating financial statements of Bristow Parent’s foreign subsidiaries) within 90 days of year-end (or 120 days, in the case of the fiscal year ended March 31, 2019), certified by Bristow Parent’s chief financial officer, chief accounting officer or treasurer and, with respect to such consolidated statements, by KPMG or other independent certified public accountants of recognized national standing acceptable to the Required DIP Lenders;

(d)   (i) on or before the last business day at the end of every four-week period but consistent with the cadence of the reporting currently required by the Prepetition Term Loan, an updated Semi-Annual Cash Flow Forecast; provided that the initial Semi-Annual Cash Flow Forecast shall be received and approved by the DIP Agent and the Required DIP Lenders on or before the funding of the DIP Facility, but shall be considered acceptable if consistent with the most recent forecast that has been delivered under the Prepetition Term Loan; and (ii) on or before the last business day at the end of every two-week period, consistent with delivery schedule under the Prepetition Term Loan, a Variance Report for the immediately preceding week(s) included in the latest Semi-Annual Cash Flow Forecast previously delivered prior to such date under the Prepetition Term Loan or the DIP Credit Agreement, as applicable;

(e)   weekly liquidity reports and detail on all intercompany cash transfers between the Debtors and the Debtors and/or the non-Debtors (along with an explanation of the bona fide business purpose for each such intercompany cash transfer);

(f)   all pleadings, motions and other documents related to the DIP Facility, by the earlier of (i) two business days prior to being filed (and if impracticable, then promptly after being filed) on behalf of the Company with the Bankruptcy Court, or (ii) prior to the time such documents are provided by the Company to the U.S. Trustee; and

(g)   other customary reporting requirements for similar debtor-in-possession financings and other reporting requirements appropriate to the specific transaction, including, without limitation, with respect to litigation, contingent liabilities, ERISA or environmental events and notice and delivery of certain filings made by the Company.

For the avoidance of doubt, financial reporting packages shall include information on Debtor and non-Debtor subsidiaries, including detailed information on Bristow Aviation Holdings Limited and its subsidiaries.

Conditions Precedent

Conditions precedent to each borrowing under the DIP Facility shall be customary for financings of this type and consistent with the Documentation Principles (as defined below), and shall include, without limitation:

(a)   the preparation, authorization, execution and delivery by the Borrowers and the Guarantors of loan and security documentation, borrowing notices, legal opinions, closing certificates, organizational documents, evidence of authorization and good standing and the Semi-Annual Cash Flow Forecast in each case in customary form and satisfactory to the DIP Agent and the Required DIP Lenders;

(b)   all documents and instruments required to create and perfect the liens in the DIP Collateral shall have been executed and delivered by the Borrowers, the Guarantors and any other necessary persons or entities and be in proper form for filing in the appropriate jurisdiction;

(c)   entry by the Bankruptcy Court of the DIP Order, which shall include approval of the granting of the liens securing the DIP Facility to the DIP Agent with the priority specified herein;

(d)   the representations and warranties of the Borrowers and Guarantors under the DIP Loan Documents shall be true and correct;

(e)   the Borrowers shall have given the DIP Lenders three business days’ notice of any requests for a drawing under the DIP Facility;

(f)   no default under the DIP Loan Documents shall have occurred and be continuing;

(g)   the Prepetition Term Loan shall have been amended or the applicable provisions thereof waived by the Required Lenders (as defined in the credit agreement governing the Prepetition Term Loan) to permit the entry into the DIP Loan Documents in form and substance satisfactory to the Borrowers and the Required DIP Lenders;

(h)   the board of directors of Bristow Helicopters Group Limited shall have approved the entry into the DIP Loan Documents;

(i) the New RSA shall not have been terminated or amended without the consent of the Required DIP Lenders; and

(j) all reasonable and documented fees, costs and expenses owed to the DIP Lenders and advisors to the Secured Notes Ad Hoc Group and Unsecured Notes Ad Hoc Group shall have been paid.

Representations and Warranties	The DIP Loan Documents will contain customary representations and warranties in form and substance acceptable to the DIP Agent and Required DIP Lenders and consistent with the Documentation Principles, subject to materiality thresholds, carve-outs and exceptions to be agreed, and including, but not limited to, representations that the Borrower and Guarantors do not have any material actual liabilities which have not been disclosed to the DIP Agent and DIP Lenders, and that no defaults under or termination of material agreements (including termination of the U.K. SAR contract) or the exercise of remedies designed to take control thereof have occurred from and after the date of commencement of the Chapter 11 Cases.

Affirmative Covenants

The DIP Loan Documents will contain customary affirmative covenants in form and substance acceptable to the DIP Agent and Required DIP Lenders and consistent with the Documentation Principles, subject to, where appropriate, materiality thresholds, carve-outs and exceptions to be agreed, and including without limitation, requirements:

(a)   to perfect the DIP Agent’s liens on any non-Debtor assets comprising DIP Collateral;

(b)   that all pleadings, motions and other documents related to the DIP Facility filed on behalf of the Debtors be reasonably acceptable to the Required DIP Lenders;

(c)   to provide to the DIP Lenders and their financial advisors access to the financial advisors to the Company upon reasonable prior notice at all times during the Chapter 11 Cases; and

(d)   that the U.K. SAR contract remain in full force and effect, without material modifications or impairments, which would be adverse to the interests of the DIP Lenders, at all times during the Chapter 11 Cases and upon the Debtors’ exit from bankruptcy.

Financial Covenants

The DIP Loan Documents will contain financial covenants applicable to Bristow Parent and its subsidiaries, and acceptable to the DIP Agent and the Required DIP Lenders, limited to compliance with the Semi-Annual Cash Flow Forecast as measured by an appropriate variance test measured and tested on a rolling four-week basis.

On or before the last business day at the end of every second week, consistent with the delivery schedule of such reports being delivered under the Prepetition Term Loan, commencing with the first delivery date occurring under the Prepetition Term Loan following the funding of the DIP Loan, the Company shall deliver to the DIP Agent a variance report (each, a “Variance Report”) for the immediately preceding week(s) included in the latest Semi-Annual Cash Flow Forecast, (A) showing, for each week, actual total cash receipts, disbursements, net cash flow, professional fees and capital expenditures, (B) noting therein cumulative variances from projected values set forth for such periods in the relevant Semi-Annual Cash Flow Forecast, (C) providing an explanation for all material variances in form and substance satisfactory to the DIP Agent acting at the direction of the Required DIP Lenders and (D) setting forth in reasonable detail calculations, made consistent with the terms of the DIP Credit Agreement and otherwise using customary methods, demonstrating compliance with the below.

On the delivery of each Variance Report following the effective date of the DIP Facility (each, a “Test Date”):

(i) commencing with the Test Date corresponding to the applicable period for which a variance report is then being delivered under the Prepetition Term Loan following the date of the funding of the DIP Loan, the total operating disbursements of the Company for the applicable period described in the immediately following proviso, shall not exceed the sum of the aggregate amount forecasted therefor in the Semi-Annual Cash Flow Forecast for such period by more than 10% of the forecasted amount; provided that, with respect to the Test Date for which the corresponding requirement would apply under the Prepetition Term Loan, the applicable Variance Report shall cover the immediately preceding four-week period ending prior to such Test Date. Certification of compliance with this covenant shall be provided for such Test Date, concurrently with delivery of each Variance Report and shall have been certified by a responsible officer of either Borrower and be in a form satisfactory to the advisors to the DIP Agent and the Required DIP Lenders; and

(ii) commencing with the Test Date corresponding to the applicable period for which a variance report is being delivered under the Prepetition Term Loan, the total receipts of the Company in the period covered by such Variance Report, shall not be less than 80% of the sum of the aggregate amount forecasted therefor in the Semi-Annual Cash Flow Forecast relevant for the immediately preceding six-week period.

On August 2, 2019, if the DIP Loans have been borrowed, the first two weeks forecasted will be from the previous Semi-Annual Cash Flow Forecast and the last four weeks forecasted will be from the latest Semi-Annual Cash Flow Forecast, provided that the previous and latest Semi-Annual Cash Flow Forecasts, respectively, are satisfactory to the Required DIP Lenders (otherwise the variance will be based upon the last Semi-Annual Cash Flow Forecast that was acceptable to the Required DIP Lenders). Testing in future periods will follow the logic above. Certification of compliance with this covenant shall be provided for such Test Date, concurrently with delivery of each Variance Report, and shall have been certified by a responsible officer of the Company and be in a form satisfactory to the advisors to the DIP Agent and the Required DIP Lenders.

For the avoidance of doubt, the Borrowers shall not be required to provide any Variance Reports using logic or based on timing that differs in any respect from the requirements set forth in Section 6.1 of the Prepetition Term Loan credit agreement.

Negative Covenants	The DIP Loan Documents will contain customary negative covenants in form and substance acceptable to the DIP Agent and the Required DIP Lenders and consistent with the Documentation Principles, subject to, where appropriate, materiality thresholds, carve-outs and exceptions to be agreed, and including, but not limited to, negative covenants prohibiting incurrence of additional debt by Bristow Parent, the Borrowers and their respective foreign and domestic subsidiaries and the incurrence of any lien not currently existing on their respective assets and otherwise restricting fundamental changes, loans and other investments, restricted payments, asset sales, affiliate transactions (outside the ordinary course of business), restrictive agreements, hedging transactions, amendments to material documents and accounting changes.

Events of Default

The DIP Loan Documents will contain customary events of default (each, an “Event of Default”) (with, where appropriate, customary materiality thresholds, grace periods and exceptions) in form and substance appropriate for debtor-in-possession financings and the specific transaction, and which shall be acceptable to the DIP Agent and the Required DIP Lenders and consistent with the Documentation Principles, including without limitation:

(a)   failure to make any payment when due of the fees and expenses of the professional advisors to the secured parties under the DIP Loan Documents;

(b)   bankruptcy or other insolvency events of direct or indirect non-Debtor subsidiaries of the Borrower other than as a result of the commencement of the Chapter 11 Cases;

(c)   failure or invalidity in any respect of liens granted pursuant to the DIP Order or failure in any respect to maintain the priority thereof as specified herein or in the DIP Order;

(d)   the termination of or other exercise of remedies by the U.K. government under the U.K. SAR contract;

(e)   the making of any payments in respect of prepetition obligations other than as agreed to by the Required DIP Lenders;

(f)   the entry of an order of the Bankruptcy Court granting any claim, other than as permitted under the DIP Loan Documents including any carve-out for administrative expenses, superiority administrative expense claim status pari passu with or senior to the claims in favor of the DIP Lenders under the DIP Facility;

(g)   noncompliance by any Obligor or any of its subsidiaries with the terms of the DIP Order;

(h)   failure to comply with any of the Case Milestones (provided, however, that the parties shall work in good faith to extend the Case Milestones to the extent necessary to accommodate the schedule of the Bankruptcy Court);

(i) (i) entry of an order dismissing any of the Chapter 11 Cases or converting any of the Chapter 11 Cases to a case under chapter 7 of the Bankruptcy Code, or any filing by the Debtors of a motion or other pleading seeking entry of such an order; (ii) a trustee, responsible officer or an examiner having expanded powers (beyond those set forth under section 1106(a)(3) and (4) of the Bankruptcy Code) under section 1104 of the Bankruptcy Code (other than a fee examiner) is appointed or elected in the Chapter 11 Cases, the Debtors apply for, consent to or acquiesce in, any such appointment, or the Bankruptcy Court shall have entered an order providing for such an appointment, in each case without the prior written consent of the Required DIP Lenders in their sole discretion; (iii) the entry of an order staying, reversing, vacating or otherwise modifying the DIP Order, or the filing by the Debtors of an application, motion or other pleading seeking entry of such an order; (iv) without the consent of the Required DIP Lenders, the entry of an order in any of the Chapter 11 Cases seeking authority to use cash collateral (other than with the prior written consent of the Required DIP Lenders) or to obtain financing under section 364 of the Bankruptcy Code (other than the DIP Facility); (v) without the consent of the Required DIP Lenders the entry of an order in any of the Chapter 11 Cases granting adequate protection to any other person (which, for the avoidance of doubt, shall not apply to any payments made pursuant to “first day” or other orders reasonably acceptable to the Required DIP Lenders) or (vi) the filing or support of any pleading by any Obligor (or any direct or indirect parent thereof) seeking, or otherwise consenting to, any of the matters set forth in clauses (i) through (v) above;

(j) the termination of the New RSA;

(k)   the commencement of any action by any Obligor or any direct or indirect subsidiary of any Obligor against any of the prepetition secured parties with respect to any of the obligations or liens under or with respect to the Secured Notes or the Prepetition Term Loan, or any of the obligations under or with respect to the Unsecured Notes;

(l) breach of covenants, including, without limitation, failure to comply with the Semi-Annual Cash Flow Forecast (subject to any permitted variance);

(m) material breach of representations and warranties;

(n)   the filing of a chapter 11 plan by the Company pursuant to which (i) the DIP Loan claims of the DIP Lenders that have executed and performed under the Backstop Commitment Agreement would receive any treatment other than the Equity Conversion, unless the Supermajority DIP Lenders have provided their written approval, or (ii) the DIP Loan claims of the DIP Lenders that have not executed the Backstop Commitment Agreement would receive payment in full in cash, unless such affected DIP Lender’s consent;

(o)   failure to make any payment when due on the DIP Loans and all other obligations relating to the DIP Loans and the DIP Facility or any other payments due to the secured parties under the DIP Loan Documents; and

(p)   the entry by the Bankruptcy Court of (i) an order or orders granting relief from the automatic stay to a holder or holders of any security interest to permit foreclosure (or the granting of a deed in lieu of foreclosure or the like) on any of the Debtors’ assets or (ii) a postpetition judgment or judgments of any U.S. court against any Debtor, in each case, which have a value in the aggregate in excess of $15,000,000.

Remedies upon an Event of Default	The DIP Loan Documents will allow for remedies by the DIP Agent upon direction by the Required DIP Lenders upon Events of Default in form and substance customary, and which shall be acceptable to the DIP Agent and the Required DIP Lenders and consistent with the Documentation Principles.

Case Milestones	The obligations of the DIP Lenders under the DIP Commitment Letter shall be subject to, and the DIP Credit Agreement will include, the Case Milestones (as defined in the New RSA) set forth in the New RSA.

Assignments and Participations:

Assignments must be to a Supporting Noteholder (or affiliate thereof or a fund managed or advised thereby) and in a minimum amount of $500,000 (or, if less, the remaining commitments and/or DIP Loans of any assigning DIP Lender) and are subject to the consent of the DIP Agent and the Debtors (such consent not to be unreasonably withheld, conditioned or delayed), except, in each case, with respect to any assignment to a DIP Lender, an affiliate of such a DIP Lender or a fund engaged in investing in commercial loans that is advised or managed by such a DIP Lender or the advisor or manager of such DIP Lender. No consent of the Borrowers shall be required with respect to any such assignment during the existence of an Event of Default.

Participations will be permitted subject to customary limitations on voting rights, except with respect to matters requiring consent from all DIP Lenders or all affected DIP Lenders.

Carve-Out	The Carve-Out shall consist of the aggregate amount needed for (i) accrued but unpaid professional fees, costs and expenses of the Borrower (other than any “success” or similar fees payable to such professionals) and professionals for any official committee of unsecured creditors (the “Committee”), whether allowed before or after the delivery of a Carve-Out Trigger Notice, incurred at any time prior to DIP Agent’s delivery of a Carve-Out Trigger Notice (as defined below), (ii) professional fees, costs and expenses of the Borrower and Committee incurred at any time in the Chapter 11 Cases after delivery of a Carve-Out Trigger Notice not to exceed an agreed amount, and (iii) the payment of fees and expenses pursuant to 28 U.S.C. § 1930 (collectively, the “Carve-Out”). The Carve-Out and any loans under the DIP Facility may not be used to investigate or challenge the validity, perfection, priority, extent, or enforceability of the DIP Facility, the Secured Notes or the liens or security interests securing the DIP Facility or the Secured Notes. “Carve-Out Trigger Notice” means written notice to the Borrower that the Carve-Out is invoked, which notice shall be delivered only after the occurrence and during the continuation of an Event of Default (after giving effect to any applicable grace periods).

Professional Fees and Indemnification	All reasonable and documented out-of-pocket accrued and unpaid fees, costs, disbursements and expenses of the DIP Agent, the Secured Notes Ad Hoc Group, and the Unsecured Notes Ad Hoc Group (including, without limitation, the reasonable and documented fees, costs and expenses of their legal counsel (including, for the avoidance of doubt, the fees, costs and expenses of counsel to the DIP Agent, aviation counsel and local (including foreign) counsel as appropriate), and financial advisors) shall be paid monthly. In addition, the Company shall indemnify the DIP Lenders and each of their respective affiliates and their and their affiliates’ respective officers, directors, employees, agents, advisors, attorneys and representatives.

Documentation

This term sheet shall be subject to further documentation, including, without limitation, the DIP Credit Agreement, the order(s) approving the DIP Facility, and all the security and collateral agreements (including, without limitation, account control agreements) that are required by, and are in form and substance satisfactory to, the DIP Agent and DIP Lenders (collectively, the “DIP Loan Documents”).

The DIP Credit Agreement shall not become effective or binding until the date on which the DIP Credit Agreement is fully executed and the DIP Order is entered.

Documentation Principles

The DIP Loan Documents will be consistent with the Documentation Principles.

As used herein, “Documentation Principles” means documentation based on and that will be drafted starting from the Prepetition Term Loan Agreement dated as of May 10, 2019; provided that the definitive documentation will be modified (i) to reflect the express terms and conditions set forth in this DIP Term Sheet, (ii) to account for the existence and continuance of the Chapter 11 Cases (including customary representations and warranties, covenants and events of default for facilities of this type) and to include provisions applicable to, appropriate for or customary in debtor-in-possession facilities generally, (iii) to reflect changes in law and market practice, and (iv) as otherwise agreed between the Company and the Required DIP Lenders. Notwithstanding the foregoing or any other provision hereof, certain “thresholds,” “baskets,” “grace periods,” and “cure periods” shall be modified in a customary manner for debtor-in-possession facilities.

Governing Law	State of New York (and, to the extent applicable, the Bankruptcy Code)

Counsel to the Secured Notes Ad Hoc Group	Davis Polk & Wardwell LLP, Daugherty, Fowler, Peregrin, Haught & Jenson and each local counsel retained by the Secured Notes Ad Hoc Group.

Counsel to the Unsecured Notes Ad Hoc Group	Kirkland & Ellis LLP and each local counsel and aviation counsel (if any) retained by the Unsecured Notes Ad Hoc Group.

Schedule 1 – Guarantors

Bristow Alaska Inc.

BHNA Holdings Inc.

Bristow U.S. LLC

Bristow Helicopters Inc.

Bristow U.S. Leasing LLC

BriLog Leasing Ltd.

Bristow U.S. Holdings LLC

Bristow Helicopter Group Limited

Bristow Holdings Company Ltd.

BL Holdings II C.V.

BL Scotia LP

Bristow Canadian Real Estate Company Inc.

Bristow Canada Holdings Inc.

Bristow Cayman Ltd.

Bristow (UK) LLP

ANNEX I

Acknowledgement and Consent to Bail-In of EEA Financial Institutions.

Notwithstanding anything to the contrary in this Commitment Letter or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an EEA Financial Institution arising under this Commitment Letter, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)

the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an EEA Financial Institution; and

(b)	the effects of any Bail-in Action on any such liability, including, if applicable:

(i)	a reduction in full or in part or cancellation of any such liability;

(ii)

a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Commitment Letter; or

(iii)	the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent;

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.